EXHIBIT 99.2
STOCK PURCHASE AGREEMENT
     This Stock Purchase Agreement (this “Agreement”) is made as of September 13, 2006 by and between First Acceptance Corporation, a Delaware corporation (the “Company”), and Edward Pierce (“Executive”).
     WHEREAS, the Company wishes to sell to Executive, and Executive desires to purchase from the Company, shares of its common stock, par value $0.01 per share (“Common Stock”), pursuant to the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the Company and Executive hereby agree as follows:
ARTICLE I
DELIVERY OF COMMON STOCK AND RELATED MATTERS
     Section 1.1 Purchase of Common Stock. The Company shall authorize and issue to Executive and, subject to the terms and conditions set forth herein, Executive shall accept from the Company, an aggregate of 50,000 shares of Common Stock (the “Shares”) in consideration for a cash payment of $590,500. Upon execution of this Agreement, (i) the Company will instruct its transfer agent to issue the Shares to Executive as promptly as practicable; and (ii) Executive shall make its payment in respect of such Shares by wire transfer of immediately available funds to the account(s) specified in writing by the Company to Executive.
     Section 1.2 Restricted Securities. Executive understands that the Shares are being issued only in a transaction not involving any public offering in the United States within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Shares have not been registered under the Securities Act or any other applicable securities law, that the Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act and that (A) prior to the expiration of the holding period applicable to sales of restricted securities pursuant to Rule 144 under the Securities Act, the Shares may be offered, resold, pledged or otherwise transferred only in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction (i) (a) in a transaction meeting the requirements of Rule 144 under the Securities Act, (b) outside the U.S. to a foreign purchaser in a transaction meeting the requirements of Regulation S or (c) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act and state securities laws, (ii) to the Company or (iii) pursuant to an effective registration statement under the Securities Act and (B) Executive will notify any subsequent purchaser from it of the resale restrictions set forth in (A) above, if then applicable. Executive agrees that the certificates representing the Shares shall bear a restrictive legend in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN

APPLICABLE EXEMPTION THEREFROM TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR LAWS.”
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     The Company represents and warrants to Executive as follows:
     Section 2.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority (i) to own, lease and operate its properties, to carry on its business as now being conducted and (ii) to execute, deliver and perform its obligations under this Agreement.
     Section 2.2 Issuance of the Shares. The Shares will be duly authorized and when issued in accordance with the terms hereof will be validly issued, fully paid and nonassessable.
     Section 2.3 Certain Securities Law Matters. Assuming the accuracy of the representations and warranties of Executive set forth in Article III hereof, the Shares may be issued to Executive pursuant to this Agreement without registration under the Securities Act by reason of Section 4(2) thereof and similar provisions under applicable state securities laws.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF EXECUTIVE
     Executive represents and warrants to the Company as follows:
     Section 3.1 Investor Representations. Executive is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the acquisition of the Shares, including investments in securities issued by the Company. Executive is acquiring the number of Shares set forth in Section 1 above in the ordinary course of its business and for its own account for investment only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act. Executive is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Executive understands that the Shares are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Executive’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Executive set forth herein in order to determine the availability of such exemptions and the eligibility of Executive to acquire the shares of Common Stock.
     Section 3.2 Information Provided. Executive has received and has had an opportunity to review, and has been furnished with, all materials relating to the business, finances and operations of the Company and materials relating to the issuance of the Shares which have been requested by Executive. Executive has been afforded the opportunity to ask questions of the Company and has received satisfactory answers to any such inquiries; and Executive understands that its investment in the Shares involves a high degree of risk and that no governmental body has passed on or made any recommendation or endorsement of the Shares.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Prior Agreements. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes any prior representations, understandings or agreements concerning the subject matter hereof. There are no representations, warranties, agreements, conditions or covenants, of any nature whatsoever (whether express or implied, written or oral) between the parties hereto with respect to such subject matter except as expressly set forth herein and in the other agreements contemplated hereby.
     Section 4.2 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision or the validity and enforceability of this Agreement in any other jurisdiction.
     Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.
     Section 4.4 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of, or affect the interpretation of, this Agreement.
     Section 4.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.
     Section 4.6 Waiver; Remedies. No delay on the part of any Executive or the Company in exercising any right, power or privilege under this Agreement shall operate as a wavier thereof, nor shall any waiver on the part of any Executive or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.
     Section 4.7 Amendment. This Agreement may be modified or amended only by written agreement of the parties to this Agreement.
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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed as of the date first above written.

FIRST ACCEPTANCE CORPORATION

By:	/s/ Stephen J. Harrison
Name:	Stephen J. Harrison
Title:	Chief Executive Officer

/s/ Edward Pierce

EDWARD PIERCE